Exhibit 99.1

                       Kramer Levin Naftalis & Frankel llp

                                919 THIRD AVENUE

                           NEW YORK, N.Y. 10022 - 3852


    facsimile                                                  47, Avenue Hoche
 (212) 715-8000                                                   75008 Paris
                                                                    France
  direct number
 (212) 715-9100


                                                     March 28, 2000

Internet Commerce Corporation
805 Third Avenue
New York, New York  10022

            Re:   Post-Effective Amendment No. 1 on
                  Form S-3 to Registration Statement
                  on Form SB-2 (File No. 33-83940)
                  -----------------------------------

Ladies and Gentlemen:

            We have acted as counsel to Internet Commerce Corporation, a Delaware corporation (the "Registrant"), in connection with the preparation and filing of Post-Effective Amendment No. 1 on Form S-3 ("Post-Effective Amendment No. 1") to the Company's Registration Statement on Form SB-2 with the Securities and Exchange Commission (the "Commission") with respect to the registration under the Securities Act of 1933, as amended (the "Act"), of (i) an aggregate of 331,468 Class B Warrants (the "Registered Class B Warrants") which are issuable upon the exercise of currently outstanding Class A Warrants of the Company (the "Class A Warrants") that were issued in the Company's initial public offering (the "IPO"), and (ii) of an aggregate of 1,013,151 shares of Class A Common Stock, par value $.01 per share (the "Shares"), which are issuable upon the exercise of the Class A Warrants, the Registered Class B Warrants and currently outstanding Class B Warrants of the Company (the "Non-Registered Class B Warrants"), which Non-Registered Class B Warrants were issued either in the IPO or upon exercise of Class A Warrants.

            In connection with the registration of the Registered Class B Warrants and the Shares, we have reviewed copies of Post-Effective Amendment No. 1, the Amended and Restated Certificate of Incorporation of the Registrant, as amended (the "Certificate of Incorporation"), the By-laws of the Registrant, resolutions of the Board of Directors of the Registrant, the Warrant Agreements governing the Class A Warrants, the Registered Class B Warrants and the Non-Registered Class B Warrants and such other documents and records as we have deemed necessary to enable us to express an opinion on the matters covered hereby. In rendering this opinion, we have (a) assumed (i) the genuineness of all signatures on all documents examined by us, (ii) the authenticity of all documents submitted to us as originals and (iii) the conformity to original documents of all documents submitted to us as photostatic or conformed copies and the authenticity of the originals of such copies; and (b) relied on (i)

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representations, statements and certificates of public officials and others and
(ii) as to matters of fact, statements, representations and certificates of officers and representatives of the Registrant.

            Based upon the foregoing, we are of the opinion that the Registered Class B Warrants, when issued upon the exercise of, and in accordance with the terms of, the Class A Warrants, and the Shares, when issued upon the exercise of, and in accordance with the terms of, the Class A Warrants, the Registered Class B Warrants or the Non-Registered Class B Warrants, will be validly issued, fully paid and non-assessable.

            We hereby consent to the use of this opinion as an exhibit to Post-Effective Amendment No. 1. In giving the foregoing consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Act or the rules and regulations of the Commission thereunder.

            We do not express any opinion with respect to any law other than the General Corporation Law of the State of Delaware and the federal laws of the United States. Our opinion is rendered only with respect to the laws which are currently in effect in such jurisdictions.



                                    Very truly yours,


                                    /s/ Kramer Levin Naftalis & Frankel LLP